Exhibit No. 32.1
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Form 10-QSB
Senior Optician Service, Inc.
File No. 0-28683


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Senior Optician Service, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald Hill, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 20, 2006                           By:      /s/ Donald Hill
      -----------------                              ---------------------------
                                                                     Donald Hill
                                                         Chief Executive Officer
                                                     and Chief Financial Officer


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A signed  original of this  written  statement  required by Section 906 has been provided  to  Senior  Optician  Service,  Inc.  and will be  retained  by Senior
Optician Service, Inc. and furnished to the U. S. Securities and Exchange Commission or its staff upon request.